Exhibit 11 under Form N-1A
                       Exhibit 23 under Item 601/Reg. S-K










               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS





We consent to the references to our firm under the captions "Financial Highlights" and to the use of our report dated June 13, 1997, incorporated by reference in Post-Effective Amendment Number 28 to the Registration Statement (Form N-1A No. 33-3164) and the related Prospectuses of Federated Intermediate Income Fund (a portfolio of Federated Income Securities Trust).



                                                           /s/ Ernst & Young LLP



Pittsburgh, Pennsylvania

June 20, 1997